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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 5, 2002
                               (January 31, 2002)




                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                1-983                                 25-0687210
     (Commission File Number)              (IRS Employer Identification No.)



 4100 Edison Lakes Parkway, Mishawaka, IN             46545-3440
  (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:   574-273-7000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

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National Steel Corporation issued two press releases on January 31, 2002 announcing fourth quarter and full-year 2001 results and the cancellation of the fourth quarter 2001 earnings conference call. Copies of each of these press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1   Press release dated January 31, 2002.
Exhibit 99.2   Press release dated January 31, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONAL STEEL CORPORATION

Date: February 5, 2002              By:  /s/ Kirk A. Sobecki
                                       -----------------------------------------
                                         Kirk A. Sobecki
                                         Vice President and Corporate Controller